GENERAL	12 Months Ended
Dec. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

1.	GENERAL

Golar LNG Limited (the "Company" or "Golar") was incorporated in Hamilton, Bermuda on May 10, 2001 for the purpose of acquiring the liquefied natural gas ("LNG") shipping interests of Osprey Maritime Limited ("Osprey"), which was owned by World Shipholding Limited ("World Shipholding"), a company indirectly controlled by trusts established by John Fredriksen for the benefit of his immediate family. Mr. Fredriksen is a Director, the Chairman and President of Golar. As of December 31, 2012, World Shipholding owned 45.71% (2011: 46.00%) of Golar.

As of December 31, 2012, the Company owns and operates a fleet of six LNG carriers and operates Golar LNG Partner LP's ("Golar Partners" or the "Partnership") fleet of seven LNG carriers and Floating Storage Regasification Units (“FSRUs").

The Company is listed solely on the Nasdaq under the symbol: GLNG.

Golar LNG Partners LP ("Golar Partners" or the "Partnership")

Golar Partners is a former subsidiary of the Company, which is an owner and operator of FSRUs and LNG carriers under long-term charters (defined as five years or longer). In April 2011, the Company completed the initial public offering (“IPO”) of Golar Partner's and its listing on the Nasdaq stock exchange. As a result of the offering, the Company's ownership interest was reduced to 65.40% (including our 2% general partner interest). During 2012, Golar Partners completed further follow-on equity offerings, such that as of December 31, 2012, the Company's ownership interest decreased to 54.10% (see note 30).

Under the provisions of the partnership agreement, the general partner irrevocably delegated the authority to the Partnership's board of directors to have the power to oversee and direct the operations of, manage and determine the strategies and policies of the Partnership. During the period from the IPO in April 2011 until the time of Golar Partners' first AGM on December 13, 2012, Golar retained the sole power to appoint, remove and replace all members of Golar Partners' board of directors. From the first Golar Partners' Annual General Meeting ("AGM"), majority of the board members became electable by common unitholders and accordingly, from this date Golar no longer retains the power to control the directors of Golar Partners. As a result, from December 13, 2012, Golar Partners has been considered as an affiliate entity and not as a controlled subsidiary of the Company (see note 5).

Going concern

The financial statements have been prepared on a going concern basis. As of April 26, 2013, the Company believes that it will have sufficient facilities to meet its anticipated funding needs throughout 2013 to April 2014. The Company will need additional facilities of $2.1 billion to meet commitments in respect of its as yet unfinanced 13 newbuildings. The construction contracts include penalty clauses for non-payment of installments, which could result in the shipyard retaining the vessel with no refund to the Company for advance payments made. The Company has a proven track record of successfully financing newbuildings with debt facilities evidenced by a convertible bond private placement in March 2012 (raising gross proceeds of $250 million) and disposals to Golar Partners. In February 2013, the Company completed its third drop down to Golar Partners, with the disposal of its interest in the subsidiary that owns and operates the Golar Maria for a purchase price of $215 million less the assumption of approximately $89 million debt. Based on these successes, among other things, the Company believes that it will be able to obtain sufficient facilities to meet its newbuilding commitments as they fall due.